[MORGAN STANLEY LOGO]

                 THE TURKISH INVESTMENT FUND, INC. ANNOUNCES THE
                         RESULTS OF ITS RIGHTS OFFERING

     NEW YORK, July 21, 2006--The Turkish Investment Fund, Inc. (the "Fund")
(NYSE: TKF) is pleased to announce the results of its Rights Offering, which expired on July 19, 2006 (the "Expiration Date"). The Rights Offering was
oversubscribed and the Fund exercised its option to increase the size of the
Rights Offering by 25% to honor additional over-subscription requests.
Therefore, as of the Expiration Date, stockholders of record as of June 5, 2006, subscribed for a total of 1,760,057 shares of the Fund's common stock. The subscription price for the shares purchased pursuant to the Rights Offering was determined to be $15.25 per share, which represents 95% of the average of the last reported sales price per share of the Fund's common stock on the New York
Stock Exchange on the Expiration Date and the four preceding trading days. The
Rights Offering generated $26.8 million in new assets for the Fund.

     Persons seeking further information regarding the Fund's Rights Offering should contact the Fund's Information Agent:

          GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
          17 State Street, 10th Floor
          New York, NY  10004
          Toll free: (800) 868-1346
          or
          For banks and brokers: (212) 440-9800

     The Fund's investment adviser is Morgan Stanley Investment Management Inc.
("MSIM"), a wholly-owned subsidiary of Morgan Stanley. MSIM, with over 400 investment professionals around the world, has more than $440 billion in assets under management or supervision as of May 31, 2006. MSIM offers investment management services to a diverse client base, which includes governments, institutions, corporations and individuals.

     Morgan Stanley (NYSE: MS) is a global financial services firm and a market leader in securities, investment management and credit services. With more than
600 offices in 30 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

     THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN
ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL UNDER THE
SECURITIES LAWS OF ANY SUCH STATE.

For media inquiries, please contact:

Erica Platt
Media Relations
212-762-3268

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